                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             e.Digital Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              DIGITAL CORPORATION
         13114 Evening Creek Drive South, San Diego, California 92128

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held November 9, 2000

TO THE STOCKHOLDERS OF
E.DIGITAL CORPORATION

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of e.Digital Corporation, a Delaware corporation (the "Company"), will be held at California Center for the Arts, Concert Hall, located at 340 N. Escondido Blvd., Escondido, California 92025, on Thursday, November 9, 2000, beginning at 2:00 p.m. local time. The Annual Meeting will be held for the following purpose:

     1. To elect directors of the Company to serve as directors until the annual meeting of stockholders to be held in 2001, until such directors' successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.

     2. To approve an amendment to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 4,000,000 shares.

     3.  To approve the Company's 2000 Employee Stock Compensation Plan.

     4. To ratify the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending March 31, 2001.

     5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The Board of Directors has fixed September 11, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

     We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

     STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                                 By Order of the Board of Directors

                                 /s/ ALFRED H. FALK
                                 ------------------
                                 ALFRED H. FALK
                                 President and Chief Executive Officer

San Diego, California                        Telephone - (858) 679-1504
September 22, 2000                           Facsimile - (858) 486-3922
                             e.Digital Corporation
                        13114 Evening Creek Drive South
                          San Diego, California 92128

                        ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 9, 2000

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m., local time, on November 9, 2000, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is
(858) 679-1504 and its facsimile number is (858) 486-3922. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about September 22, 2000.

                            RECORD DATE AND VOTING

     September 11, 2000 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. As of September 11, 2000, there were 126,530,256 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

     Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. There are no shares of the Company's Series A Redeemable Convertible Preferred Stock (the "Series A Stock") or 7% Series B Convertible Preferred Stock (the "Series B Stock") outstanding. With respect to all matters other then the election of directors, the affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the nominees named herein for election as directors, "FOR" the approval of an amendment to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 4,000,000 shares, "FOR" the approval of the Company's 2000 Employee Stock Compensation Plan and "FOR" the ratification of the selection of Ernst & Young LLP to provide audit services to the Company for the fiscal year ending March 31, 2001.

     New York Stock Exchange Rules ("NYSE Rules") generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. However, the NYSE Rules do not require specific instructions in order for a broker to vote on the election of directors. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. A broker non-vote will have no effect for the purpose of determining whether a director has been elected.

     A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

                             ELECTION OF DIRECTORS
                                (Proposal One)

     The Company's bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is currently set at six. A Board of six directors, will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's six nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death. The nominees have supplied the following background information to the Company:

Name                    Age   Principal Occupation               Director Since
----                    ---   --------------------               --------------

Alfred H. Falk           45   President and Chief Executive            1997
                              Officer of the Company since 1997

Robert Putnam            42   Sr. Vice President and Secretary of
                              the Company since 1988                   1995


Walter "Skip" Matthews   55   Retired Intel Corp. August 1, 1999       1999
                              (Manager Marketing Audio Applications,
                              Flash Memory)

Allen Cocumelli          50   Chairman of the Board of Directors       1999
                              of the Company since 2000; Chief
                              Operating Officer of Simple Network
                              Communications Inc. since 1997

Victor G. Ramsauer       45   Shareholder of Levitz, Zacks and
                              Ciceric, CPAs since 1985                2000


Robert Jecmen            51   Retired Intel Corp. August 2000         2000
                              (Vice President of the Intel
                              Architecture Group, General Manager
                              of the Mobile Products Group)


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES.

                                  MANAGEMENT

     Set forth below is certain information with respect to each of the nominees for the office of director, each director whose term of office will continue after the Annual Meeting and each executive officer and key employee of the
Company:

     Name                     Age       Position
     ----                     ---       --------

     Allen Cocumelli          50        Chairman of the Board, Director,
                                        Audit Committee

     Alfred H. Falk           45        President, Chief Executive Officer and
                                        Director

     Robert Putnam            42        Sr. Vice President, Secretary and
                                        Director

     Renee Warden             36        Controller

     Walter "Skip" Matthews   54        Director, Audit Committee

     Victor G. Ramsauer       45        Director, Audit Committee

     Robert Jecmen            51        Director

____________

     Allen Cocumelli - Mr. Cocumelli was appointed to the Board of Directors on August 25, 1999 and was elected as the Chairman of the Board in April 2000. Mr. Cocumelli has been General Counsel of Simple Network Communications Inc. ("Simplenet") since 1996 and Chief Operating Officer of Simplenet since November 1997. Prior to joining Simplenet, Mr. Cocumelli was in the private practice of law. From 1978 to 1986 Mr. Cocumelli served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.S. degree in Industrial Psychology from the University of California, Los Angeles in 1972 and a J.D. from Thomas Jefferson University in 1991. Mr. Cocumelli is a member of the California Bar Association.

     Alfred H. Falk - Mr. Falk was appointed President and a Director of the Company in January 1997 and on July 1, 1998 he was also appointed as Chief Executive Officer. From March, 1995, prior to his appointment as President, he served as Vice President, Business Development and Vice President of OEM and International Sales of the Company. Before joining the Company, Mr. Falk was with Resources Internationale where he served as Director of U.S. Sales from 1993 to 1995. From 1988 to 1993, Mr. Falk was the Manager of OEM Sales and Technology Licensing for Personal Computer Products, Inc. in San Diego. From 1978 to 1988 Mr. Falk held several management positions at DH Technology and was instrumental in its successful start up. Mr. Falk attended Palomar College in San Marcos and Foothill College in Los Altos, California.

     Robert Putnam - Mr. Putnam was appointed Secretary of the Company in March 1988, and Vice President in April 1993. He was appointed a director of the Company in 1995. He served as a director of the American Technology Corporation ("ATC") from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as Vice President, Investor Relations of ATC. He has also served as Secretary/Treasurer of Patriot Scientific Corporation ("Patriot") since 1989 and from 1989 to March 1998 was a director of Patriot. Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983. Mr. Putnam devotes only part-time services to the Company, approximately twenty hours per week.

     Renee Warden - Ms. Warden was appointed Controller of the Company in June 1997. From November 1991 to June 1997 she was Accounting Manager for the Company. Ms. Warden obtained a B.S. degree in business accounting from the University of Phoenix in 1999. In March 1999, she also was appointed Chief Accounting Officer, Treasurer and Secretary of ATC. Ms. Warden devotes only part-time service to the Company, approximately twenty-five hours per week.

     Walter "Skip" Matthews - Dr. Matthews was appointed to the Board of Directors on August 1, 1999. From July 1974 until August 1999, Dr. Matthews was employed by Intel Corporation ("Intel") in various management capacities until his retirement in August 1999. Initially in charge of development of equipment for manufacturing at Intel, Dr. Matthews worked the last eight years marketing Intel's flash memory products. Dr. Matthews last position with Intel was senior Project Development Manager. Dr. Matthews obtained his B.S. in Chemistry from Duke University in 1966 and his Ph.D. in organic chemistry from Southern Illinois University in 1972. Prior to joining Intel in 1974, Dr. Matthews also completed a National Science Foundation Post-Doctoral Fellowship at Northwestern University.

     Victor G. Ramsauer -- CPA - Mr. Ramsauer was appointed to the Board of Directors on April 12, 2000. Mr. Ramsauer has been a shareholder at Levitz, Zacks and Ciceric, CPA's since 1985. Prior to joining Levitz, Zacks and Ciceric, Mr. Ramsauer held a manager level position with Price Waterhouse from 1977 to 1985. Mr. Ramsauer received his B.S. degree in Business Administration from California State Polytechnic University, Pomona in 1976. Mr. Ramsauer obtained his CPA license in both California and Nevada in 1980 and 1999, respectively. Mr. Ramsauer is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and the Nevada Society of Certified Public Accountants.

     Robert Jecmen - Mr. Jecmen was appointed to the Board of Directors on September 11, 2000. From June 1976 to August 2000, Mr. Jecmen was employed by Intel in various management capacities until his retirement in August 2000. During this period, Mr. Jecmen held positions of Vice President of the Technology and Manufacturing Group, General Manager of the California Technology and Manufacturing Group and most recently managed Intel's mobile PC business as Vice President of the Intel Architecture Group. Mr. Jecmen obtained his M.S. in Materials Science from the University of California, Berkeley in 1973.

     For information concerning beneficial ownership of Common Stock by directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management" below. The Board of Directors met seven times during fiscal 2000. During such fiscal year, each Board member attended all of the meetings of the Board held during the period for which he was a director.

                 INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                     COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board

     During the fiscal year ended March 31, 2000 or subsequent thereto, the Company established the following committees of the Board of Directors:

     Audit Committee - The Audit Committee, currently consisting of Messrs. Cocumelli, Matthews and Ramsauer, reviews the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company's auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto. The Audit Committee was designated on June 7, 2000 and held two meetings during the fiscal year ended March 31, 2000. A copy of the Audit Committee Charter and adopting resolutions are attached hereto as Exhibit A.

     Compensation Committee - The Compensation Committee, currently consisting of Messrs. Cocumelli, Matthews and Ramsauer, reviews and recommends to the Board the salaries, bonuses and prerequisites of the Company's executive officers.
The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers the Company's 1992 and 1994 Stock Option Plans. The Compensation Committee was designated on June 7, 2000 and held no meetings during the fiscal year ended March 31, 2000.

Director Compensation

     Stock Options - Directors have received in the past and may receive in the future stock options pursuant to the Company's stock option plans.

     Standard Compensation - The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors' or committee meetings.

                      COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth for the years ended March 31, 2000, 1999 and 1998, the cash compensation of Mr. Falk, the Company's current Chief Executive
Officer (the "Named Executive Officer").   No other executive officer of the
Company received compensation in excess of $100,000 in that year.

                          Summary Compensation Table

                                                          Annual         Long Term
                                                        Compensation    Compensation
                                                        ------------    ------------
          Name and                Fiscal                                  Options        All Other
     Principal Position            Year     Salary    Bonus     Other   (# of Shares)   Compensation
     ------------------            ----     ------    -----     -----   -------------   ------------
Alfred H. Falk, President and      2000     $154,558  $54,250    -0-     2,000,000           -0-
Chief Executive Officer            1999     $101,885      -0-    -0-       882,000           -0-
                                   1998     $ 84,307      -0-    -0-       648,316/(1)/      -0-

________________

/(1)/ A total of 148,316 of these options were voluntarily canceled during fiscal 1998 to allow warrant exercise by prepaid warrant holders.

Option Grants

Shown below is further information on grants of stock options to the Named Executive Officers reflected in the Summary Compensation Table shown above.

              Option Grants for Fiscal Year Ended March 31, 2000

                                              Percent of Total
                       Number of              Options Granted         Exercise       Expiration
     Name           Options Granted     to Employees in Fiscal Year     Price           Date
     ----           ---------------     ---------------------------     -----           ----
Alfred H. Falk      2,000,000/(1)/                   57%                 $5.46       1/10/2004

________________

(1) These options vested 25% at issue and 25% each year thereafter from issue until fully vested.


Aggregated Option Exercises and Fiscal Year-end Values

     The following table provides information on exercised and unexercised options of the Named Executive Officer at March 31, 2000:

                         Fiscal Year-End Option Values

                                                       Number of Unexercised        Value of Unexercised
                                                              Options At           In-the-Money Options At
                                                            March 31, 2000              March 31, 2000
                                                            --------------              --------------
                 Number of Shares
                 ----------------
Name             Acquired on Exercise   Value Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
----             --------------------   --------------  -----------  -------------  -----------  -------------
Alfred H. Falk   751,684                $6,962,470       1,148,316    1,500,000      $8,763,202    $6,903,750

     The Company has not awarded stock appreciation rights to any employee of the Company and has no long-term incentive plans, as that term is defined in Securities and Exchange Commission regulations. The Company has no defined benefit or actuarial plans covering any person.

Employment Agreements

     In May 1999, the Company entered into an employment agreement with Alfred
H. Falk, the Company's President and Chief Executive Officer. The employment agreement provides for a base salary of $155,000 per year and certain bonuses as approved by the Board of Directors. The agreement is for a two-year term. In the event of a non-voluntary termination other than for cause, the employee is entitled to six months severance payment. In the event of a change of control (a new owner controls more than 51% of the Company's Common Stock) and employee is terminated within 12 months of the change, other than cause, then the employee shall receive a termination payment equal to one year's then annual compensation.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                  MANAGEMENT

Common Stock

     The following security ownership information is set forth, as of September 11, 2000, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock and with respect to each director of the Company, each of the executive officers named in the Summary Compensation Table currently employed by the Company, and all current directors, nominees and executive officers as a group (seven persons). Other than as set forth below, the Company is not aware of any other person who may be deemed to be a beneficial owner of more than 5% of the Company's Common Stock.


                                                                Amount and Nature of
Name and Address of Beneficial Owner/(1)/         Beneficial Ownership(2)  Percent of Class
-----------------------------------------         -----------------------  -----------------

Alfred H. Falk                                         1,615,000 /(3)/          1.3%

Robert Putnam                                          1,325,000 /(4)/          1.0%

Walter "Skip" Matthews                                   102,129 /(5)/            *

Allen Cocumelli                                          101,000 /(5)/            *

Victor G. Ramsauer                                        50,000 /(6)/            *

Robert Jecman                                             50,000 /(6)/            *

All executive officers, directors
and nominees as a group (7 persons)                    3,280,129/(7)/           2.3%

*  Less than 1%


/(1)/ The address of each beneficial owner is 13114 Evening Creek Drive South, San Diego, California 92128.

/(2)/ Unless otherwise noted, sole voting and dispositive power are possessed with respect to all shares of Common Stock owned.

/(3)/ Includes options exercisable within 60 days to purchase 1,148,316 shares. Excludes unvested options to purchase 1,350,000 shares.

/(4)/ Includes options exercisable within 60 days to purchase 200,000 shares and warrants to purchase 500,000 shares. Excludes unvested options to purchase 450,000 shares.

/(5/) Includes options exercisable within 60 days to purchase 100,000 shares per director.

/(6)/ Includes options exercisable within 60 days to purchase 50,000 shares per director. Excludes unvested options to purchase 50,000 shares per director.

/(7)/ Includes options exercisable within 60 days to purchase 1,673,316 shares and warrants on 500,000 shares.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

     Based solely on a review of copies of such reports furnished to the Company and written representation that no other reports were required during the fiscal year ended March 31, 2000, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

                             CERTAIN TRANSACTIONS

     Commencing July 11, 1997, the Company jointly leased with ATC an aggregate of 18,056 square feet of engineering office space at 13114 Evening Creek Drive South, San Diego, California of which the Company occupies approximately 11,000 square feet at a cost of $12,950 per month. The Company believes that the terms of these arrangements are no less favorable than could be obtained from an independent and unaffiliated party.

     On June 12, 1998, the Company granted to Robert Putnam a stock purchase warrant to purchase 500,000 shares at $0.10 per share until June 12, 2003 in consideration of Mr. Putnam providing purchasers of notes an option to purchase up to 25,000 shares of ATC stock owned by him to facilitate the offering and sale of such notes by the Company. The Company believes the Company would have been unable to obtain the note financing without the inducement provided by Mr. Putnam.

     Conflicts of Interest. Certain conflicts of interest now exist and will continue to exist between the Company and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in the Company's favor. The officers and directors are accountable to the Company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling the Company's affairs. Failure by them to conduct the Company's business in its best interests may result in liability to them.

     Officer and director Robert Putnam also acts as Treasurer and Secretary of Patriot where he ultimately reports to the Board of Directors. Mr. Putnam is also Vice President, Investor Relations of ATC. Ms. Warden is Chief Accounting Officer, Treasurer and Secretary of ATC. The possibility exists that these other relationships could affect Mr. Putnam's independence as an officer and director of the Company and Ms. Warden's independence as an officer of the Company. Mr. Putnam and Ms. Warden are obligated to perform their duties in good faith and to act in the best interest of the Company and its stockholders, and any failure on their part to do so may constitute a breach of their fiduciary duties and expose them to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, there is no assurance that Mr. Putnam or Ms. Warden would be excluded from liability or indemnified if they breached their loyalty to the Company.

                APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN
                                (Proposal Two)

Introduction

     In 1994, the Board of Directors of the Company and the stockholders of the Company approved the 1994 Stock Option Plan (the "1994 Plan") under which 500,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. In 1996 and 1998, the 1994 Plan was amended to increase the number of shares authorized for issuance under the 1994 Plan by 3,500,000 and 6,000,000 shares, respectively. In August 2000, the Board of Directors amended the 1994 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 1994 Plan by 4,000,000 shares. If such amendment is approved, a total of 14,000,000 shares will be authorized for issuance under the 1994 Plan. To date, no options have been or will be granted to purchase any of such additional 4,000,000 shares prior to obtaining stockholder approval of such amendment.

Vote Required; Board Recommendation

     The proposal to approve the increase in the number of shares authorized for issuance under the 1994 Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and eligible to vote at the meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

General Description of the 1994 Plan

     The 1994 Plan is designed to promote the interest of the Company and its stockholders by providing an incentive to certain key employees, directors and consultants of the Company and its affiliates to continue their employment and to afford such employees, directors and consultants the opportunity to acquire and enlarge their stock ownership in the Company in order that they may have a direct interest in the Company's success. The 1994 Plan provides for the granting of options which either qualify for treatment as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") and are designated "incentive stock options" or which do not qualify for such treatment and are designated "nonstatutory stock options." Unless the context clearly indicates to the contrary, the term "option" used herein shall mean either an incentive stock option or a non-statutory stock option and the term "optionee" shall mean any person holding an option granted under the 1994 Plan.

Administration

     The 1994 Plan is administered by a committee which the Board shall appoint to administer the 1994 Plan (the "Committee"). The 1994 Plan is currently administered by the Compensation Committee of the Board of Directors. The Committee may make such rules and regulations and establish such procedures for the administration of the 1994 Plan as it deems appropriate. In accordance with the provisions of the 1994 Plan, the Committee has authority to determine from time to time the persons who will be granted options, the number of shares subject to each option, the time or times when options may be granted and to prescribe such terms and provisions of each option granted which are not inconsistent with the 1994 Plan. The Committee also construes and interprets the 1994 Plan and options granted under it and determines all questions of policy which may arise in the administration of the 1994 Plan.

Eligibility

     Key employees, directors and consultants of the Company and its affiliates are eligible for selection as participants in the 1994 Plan. Incentive stock options may be granted only to full-time key employees of the Company including, without limitation, officers and members of the Board who are also full-time key employees at the time of grant. Non-qualified stock options may be granted to employees (including officers) and directors of and consultants to the Company. In no event, however, may a member of the Committee be granted an option under the 1994 Plan. As of September 11, 2000, management estimates that approximately 26 persons were eligible to receive options and 23 optionees were holding options under the 1994 Plan.

Ceiling of Incentive Stock Option Grants

     The aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock for which incentive stock options may be exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company) may not exceed $100,000. Should it be determined that any incentive stock option granted pursuant to the 1994 Plan exceeds such maximum, such incentive stock option shall be considered a non-qualified stock option and not qualify for treatment as an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess.

Option Price

     The option exercise price per share for non-qualified stock options granted under the 1994 Plan must be 85% of the fair market value of the Common Stock determined on the date the option is granted. The option exercise price per share for incentive stock options granted under the 1994 Plan must be 100% of the fair market value of the Common Stock determined on the date that the option is granted, except that in the case of an employee owning more than 10% of the combined voting power of all classes of stock of the Company (applying attribution rates), the option exercise price of any incentive stock option shall be at least 110% of the fair market value of such shares on the date of grant. The option exercise price is payable by check or by bank draft made payable to the order of the Company or in shares of Common Stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee) equal to the option price for the shares being purchased. The average for the bid and asked price for common stock on September 11, 2000 as reported by the National Association of Securities Dealers' OTC Electronic Bulletin Board.

Option Term

     No option shall be exercisable after the expiration of ten years from the date it was granted. Incentive stock options granted to any employee owning more than 10% of the combined voting power of all classes of stock of the Company will expire five years from the date such option is granted.

Termination of Option

     Options granted under the 1994 Plan are contingent upon continued employment by the Company or an affiliate of the Company or continued relationship as a director or consultant; however, if the employment or other relationship is terminated after 12 months from the date of the grant of the option, the optionee has the right to exercise his or her option at any time within a three month period after such termination, but only to the extent that the optionee was entitled to exercise the option immediately prior to such termination. If the optionee dies, the option may be exercised at any time within 18 months following his or her death by his or her estate or by the person or persons to whom his or her fights under the option passed by law or by the laws of descent or distribution, but only to the extent that such option was exercisable by the optionee on the date of optionee's termination or within not more than 3 months after such termination. If an optionee becomes permanently and totally disabled, the option may be exercised at any time within 12 months following such disability, but only to the extent that such option was exercisable by the optionee on the date of the optionee's termination or within not more than 3 months after such termination.

Amendment of the 1994 Plan

     The Board of Directors may terminate or amend the 1994 Plan at any time as it deems advisable, provided, however, that no amendment to the 1994 Plan which would materially (i) impair any options previously granted, (ii) increase the maximum number of shares of Common Stock for which options may be granted under the 1994 Plan, (iii) increase the benefits accruing to options under the 1994 Plan or (iv) modify the requirements as to eligibility to participate in the 1994 Plan or alter the method of determining the option exercise price, may be made without stockholder approval.

Federal Income Tax Consequences

     Federal income tax laws have frequently been revised and may be changed again in the future. The Company has been advised by its counsel of the following federal income tax consequences of the grant and exercise of options under the 1994 Plan and the disposition of shares issued thereunder in existence as of the date that this Proxy Statement is being printed.

     Incentive Stock Options. There are no tax consequences to the optionee upon the grant of an incentive stock option pursuant to the procedures set forth in the 1994 Plan. There are no tax consequences to the optionee upon exercise of an incentive stock option, except that the amount by which the fair market value of the share at the time of exercise exceeds the option exercise price is included in the optionee's alternative minimum taxable income (unless the shares are sold in the same taxable year), possibly giving rise to alternative minimum tax.

     If the shares of Common Stock acquired are not disposed of within two years from the date the incentive stock option was granted and within one year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss.

     If all requirements other than the above described holding period requirements are met, a "disqualifying disposition" occurs and gain in an amount equal to the lesser of (i) the fair market value of the share on the date of exercise minus the option exercise price or (ii) the amount realized on disposition minus the option exercise price (except for certain "wash" sales, gifts, or sales to related persons), is taxed as ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the optionee's ordinary income at that time. The gain in excess of this amount, if any, will be characterized as long-term capital gain if the optionee held the shares for more than one year. Persons that may be subject to the application of the provisions of Section 16(b) of the Securities Exchange Act of 1934 are subject to certain additional rules.

     Nonstatutory Options. Other than incentive stock options granted under the 1994 Plan, all options granted under the 1994 Plan will be taxed as nonstatutory options. Upon the grant of a nonstatutory option, no income will be recognized by the optionee and the Company will not be entitled to a deduction. This is because such options are not actively traded on an established market and the fair market value of the option privilege is not easily ascertainable. Upon the exercise of nonstatutory options, the optionee will recognize taxable income in the amount by which the then fair market value of the shares of Common Stock acquired exceeds the option exercise price, with the Company being entitled to a deduction in an equal amount. The amount of such taxable income will be characterized as compensation income to the optionee. Persons that may be subject to the application of the provisions of Section 16(b) of the Securities Exchange Act of 1934 are subject to certain additional rules.

     Upon the subsequent disposition of the Common Stock, the optionee will recognize gain or loss, which will be characterized as capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and his or her basis for the shares (the basis being equal to the sum of the price paid for the stock and the amount of income realized upon exercise of the option) provided the shares are held as a capital asset. Any capital gain or loss to the optionee will be characterized as long-term or short-term, depending upon whether his or her holding period for tax purposes exceeds one year.

     The taxable income recognized upon the exercise of nonstatutory options is subject to withholding for federal income tax purposes. Accordingly, the Company generally must, as a condition to the exercise of a nonstatutory option, deduct from payments otherwise due to the optionee the amount of taxes required to be withheld by virtue of such exercise or require that the optionee pay such withholding to the Company or make other arrangements satisfactory to the Company regarding the payment of such taxes.

     The preceding paragraphs as they relate to the optionee are intended to be merely a summary of the most important Federal income tax consequences of the grant and exercise of options to a U.S. citizen or resident under the 1994 Plan and the disposition of shares issued thereunder in existence as of the date that this Proxy Statement is being printed. Each optionee should consult his or her own tax counsel as to the consequences under federal, state and local tax laws for the particular optionee's circumstances.

THE FOREGOING SUMMARY OF CERTAIN MATERIAL FEATURES OF THE 1994 PLAN DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE 1994 PLAN, A COPY OF WHICH, AS AMENDED BY THE BOARD, WILL BE FURNISHED WITHOUT COST TO STOCKHOLDERS ON REQUEST TO ROBERT PUTNAM, SECRETARY, E. DIGITAL CORPORATION, 13114 EVENING CREEK DRIVE SOUTH, SAN DIEGO, CALIFORNIA 92128.

             APPROVAL OF THE 2000 EMPLOYEE STOCK COMPENSATION PLAN
                                 (Proposal 3)

Introduction

     In August 2000, the Board of Directors adopted, subject to stockholder approval, the Company's 2000 Employee Stock Compensation Plan (the"Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. The Plan is intended to provide equity incentives to recruit and retain employees.

Vote Required; Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THIS PROPOSAL.

General Description Of The Plan

     The Plan provides for stock compensation through grants of the Company's Common Stock. Awards of shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee in exchange for cash, property, services rendered or other lawful forms of consideration. Shares awarded other than for services rendered will not be sold at less than fair market value.

Purpose

     The Plan is intended to further the growth and advance the interests of the Company by supporting and increasing the Company's ability to attract, retain and compensate persons with experience and ability and whose services are considered valuable. Furthermore, the Plan is intended to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company.

Administration

     The Compensation Committee of the Board of Directors administers the Plan (the "Committee"). The

Committee has the power to construe and interpret the Plan, to determine the employees to whom and the dates on which awards will be made and to determine the number of shares to be subject to each award.

Eligibility

     Awards may be made to only employees. Employees include, without limitation, persons employed by the Company, consultants, advisors, agents, law firms and accounting firms. Directors and executive officers may not receive awards under the Plan.

Adjustment Provisions

     The Plan will be appropriately adjusted if there is any change in the stock subject to the Plan (through stock dividend, stock split, combination of shares (reverse stock split), recapitalization or other increase or decrease in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property).

Duration, Amendment And Termination

     The Committee may suspend or terminate the Plan without seeking stockholder approval or ratification at any time. Assuming stockholder approval of this Proposal 3, unless sooner terminated, the Plan will terminate on November 9, 2003.

     The Committee also may amend the Plan from time to time, provided such amendment will not adversely affect the rights of a person granted an award under the Plan prior to the effective date of the amendment. The Committee may not amend the plan to extend the term of the Plan, increase the number of shares available for issuance (although the Board may amend the plan to increase the number of shares available for issuance) or to expand the class of eligible employees to include executive officers or directors of the Company.

Federal Income Tax Information

     Awards granted under the Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under an award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. Generally, with respect to employees (but not consultants, advisors or agents), the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Upon disposition of the stock, the recipient will recognize capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                                (Proposal Four)

     For the 2000 fiscal year, Ernst & Young LLP provided audit services which included examination of the Company's annual financial statements, timely review of unaudited quarterly financial information. Audit services were provided with the approval of the Board of Directors which, among other things, considered the independence of the public accountants. Arrangements for non-audit services, if any, are made by management with the knowledge of the Board of Directors. The Board has selected Ernst & Young LLP to provide audit services to the Company for the fiscal year ending March 31, 2001. The stockholders are being requested to ratify such selection at the Annual Meeting.

               DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
                              2001 ANNUAL MEETING

     Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company's 2001 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 13114 Evening Creek Drive South, San Diego, California 92128 and in any event not later than May 2, 2001. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                     OTHER BUSINESS OF THE ANNUAL MEETING

     Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                                 MISCELLANEOUS

     The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.

                                 By Order of the Board of Directors

                                 /s/ ALFRED H. FALK
                                 ------------------
                                 Alfred H. Falk
San Diego, California            President and Chief Executive Officer
September 22, 2000

                                   EXHIBIT A

              RESOLUTION - APPOINTING AUDIT COMMITTEE AND CHARTER

   WHEREAS, Corporations Code Section 311 authorizes the Board of Directors to designate committees, and the Bylaws of the corporation do not limit that authority; and

   WHEREAS, this Board of Directors has determined that it is in the best interests of this corporation and of its shareholders that an Audit committee of the Board be designated;

   NOW, THEREFORE, BE IT RESOLVED, that an Audit Committee (the "Audit committee") consisting of at least three (3) directors, who are independent of the management of the corporation within the definition of Rule 4100(a)(15) of the NASD's listing standards is hereby created, and the following directors are hereby designated as its members: Allen Cocumelli, Walter Matthews and Victor Ramsauer.

   RESOLVED, FURTHER, that each member of the audit committee shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and statement of cash flows. At least on member of the audit committee shall have such financial employment experience as set forth in Rule 4310 (c)(26)(B)(i) of the NASD listing standards.

   RESOLVED, FURTHER, that to the full extent permitted by applicable law, the Audit Committee shall exercise the following powers and duties set forth in the Audit Committee Charter attached here to as Exhibit A, which is hereby approved.

   RESOLVED, FURTHER, that each member [including alternate members] of the Audit Committee shall serve as such until such member's successor shall be appointed by the Board or until the existence of the Audit Committee is terminated by the Board. In the event any member of the Audit Committee shall resign or cease to be a director of this corporation, the vacancy thus caused shall be filled by the Board.

   RESOLVED, FURTHER, that two (2) members of the Audit Committee shall constitute a quorum for the transaction of business.

   RESOLVED, FURTHER, that meetings of the Audit Committee may be held in any place, and in any manner, permitted by applicable law and the Bylaws of this corporation. The Audit Committee shall adopt rules of procedure and shall meet as provided by those rules or as provided by this resolution and the Bylaws in the absence of a rule duly adopted by the Audit Committee to the contrary. Meetings shall be held when called by any member of the Audit Committee or otherwise as permitted by the Bylaws, the call to be communicated orally or in writing to each member of the Audit Committee at least eight (8) hours before the hour fixed for the meeting; the call shall be directed to each member at his or her business address (if sent for receipt during regular business hours), or residence (if not sent for receipt during regular business hours), or residence (if not sent for receipt during regular business hours). All calls and notices and any such waivers, consents, or approvals respecting a meeting shall be made a part of the minutes of the meeting.

   RESOLVED, FURTHER, that minutes of all proceedings of the Audit Committee shall be kept and shall be distributed to all members of the Board of Directors.

   RESOLVED, FURTHER, that the Audit Committee shall be subject at all times to the control of the Board, which shall have the power to revise or alter any action taken by the Audit Committee, provided, however, that no rights of third parties that have attached or arisen shall be affected thereby.

Dated: June 7, 2000

/s/ Allen Cocumelli                          Attest: /s/ Robert Putnam,
    ---------------                                  -----------------
Allen Cocumelli, Chairman of the Board               Robert Putnam, Secretary

                            AUDIT COMMITTEE CHARTER

                                   Authority

     . The Board, by resolution dated June 7, 2000 established the Audit Committee.

     .    The Board adopted this Audit Committee Charter on June 7, 2000.

                                    Purpose

The purpose of the Committee is to:

     . recommend the appointment of independent auditors for consideration by the Board and the shareholders of the Company;

     .    review and appraise Internal Auditing's performance and plans; and

     . assist the Board in the discharge of its fiduciary responsibilities to the shareholders, potential shareholders and the investment community relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the Financial reports of the Company and, in connection therewith, the assessment of the Company's accounting principles, reporting practices, internal controls, code of conduct and compliance with laws and regulations, and the independence of the independent auditors.

                          Duties and Responsibilities

     Relationship to Independent Auditor

     The Committee will:

     . Review the independence of the independent auditor relative to the Company by:

          . obtaining from the independent auditor a formal written statement affirming their independence and delineating relationships between the auditor and the Company as required by and in compliance with Independence Standards Board Standard No. 1, and discussing with the independent auditor any matters that might reasonably be expected to affect independence.

          . reviewing the non-audit services provided by the independent auditor for any impact on independence.

     .    Inform the independent auditor as to Committee expectations:

          . The independent auditor's client is the Audit Committee (and the Board).

          . The independent auditor is to opine to the Committee as to the appropriateness and quality, not just the acceptability, of accounting principles and the clarity of financial disclosures. This includes providing judgments on the aggressiveness/conservatism of accounting principles and estimates.

          . The independent auditor is to advise the Audit Committee of any areas requiring special attention.

     . Review and approve the fee, scope and timing of the audit and such other services rendered by the independent auditor.

     . Review the independent auditor's latest Peer Review results, its litigation status and any recent SEC or other disciplinary actions taken against it.

     .    Inquire of both management and the principal independent auditor:

          . if any independent auditor other than the principal independent auditor has been engaged and, if so, why; and

          . if any opinion has been sought from an independent auditor other than the principal independent auditor and, if so, why.

     . Review and appraise the overall performance of the independent auditor annually.

     . Recommend annually to the Board a firm of independent auditors to be engaged by the Company, after consultation with management, and if appropriate, nominate the independent auditor to be proposed for stockholder approval in the proxy statement.

     Relationship with Internal Auditing

     The Committee will:

     . Review and concur with the appointment, replacement, reassignment or dismissal of the Internal Auditor.

     .    Review and appraise the Internal Auditor's performance annually.

     . Inform the Internal Auditor that he is to advise the Audit Committee of any areas requiring special attention.

     .    Review and assess the adequacy of the Internal Audit Charter annually.

          Review and approve the annual Internal Audit Plan, including its scope, coordination with the independent auditor and staffing and budget requirements.

     . Prepare a report of the audit committee, to be included in the proxy statement of the Company [beginning in 2001], which states whether the audit committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by SAS 90; (iii) received from the auditors disclosures regarding the auditor's independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence; and (iv) state whether, based on the review and discussions noted above the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10KSB.

    Accounting Principles, Reporting Practices, Internal Controls, Code of
                   Conduct and Legal and Regulatory Matters

     The Committee will:

          . Review the appropriateness and soundness of the Company's policies and practices with respect to accounting and financial controls, including:

          .    the Internal Auditor's annual report on internal controls

          . the risk assessment and review process in place to prevent a material financial statement misstatement

          . the planned scopes of the internal and external audits, including their probability of detecting material fraud or control weaknesses

          .    the adequacy of EDP controls

     . Review the financial section of the Annual Report to Shareholders, the SEC Form 10-QSB and appropriate proxy material by making inquiries of management, the General Counsel, the Internal Auditor and the independent auditor, including focusing on:

          .    the independent auditor's engagement letter

          . a financial statement variance analysis comparing the current period to the prior period

          .    the completeness of the financial statements

          . the appropriateness of accounting principles and any changes in accounting principles (including the reasons for and impacts of such changes)

          . significant new or emerging accounting or reporting issues and their resolution

          . the consistency of other disclosures with the financial statements

          . any material accruals, reserves or other estimates and any charges against such accruals

          . compliance with laws and regulations and the monitoring of compliance with the Company's code of conduct

          . legal matters having potentially significant impacts on the financial statements (including how such matters are reflected in the financial statements)

          . the management representation letter provided by management to the independent auditor

          . the required communications from the independent auditor to the Audit Committee

     . Review the SEC Form 10-QSB and other significant SEC filings, either subsequent or prior to their filing as deemed appropriate by management and the General Counsel, by making inquiries of management, the General Counsel, the Internal Auditor and the independent auditor.

          . the independent auditor will conduct a SAS 71 Interim Financial Review prior to the Company's filing of its Form 10-QSB.

     . Review the independent auditor's annual management letter findings and their dispositions by management.

     . Review the significant quarterly internal audit findings and their dispositions by management, including:

          . any audit findings from the review of executive officers' expense reports and perquisites.

     .    Review the results of capital project post audits.

     .    Periodically review the management delegation of authority process.

     . Conduct or authorize investigation into any matters within the Committee's scope of responsibilities.

                                Administrative

     The Committee will:

     . Review the Committee's Charter annually and propose to the Board for its approval any recommended modifications.

     . Assure that members, particularly new members, have the training necessary to carry out their duties.

     . Assure that the Committee has sufficient resources to carry out its duties.

     .    Assess its own performance annually.

                                  Membership

     .    The Committee will have a minimum of three directors.

     .    All Committee members will be "independent", as defined by the NASD.

     . Committee members are required to have backgrounds and a minimum level of financial literacy necessary to carry out their duties.

     . At least one member shall have more significant financial or accounting expertise.

     .    The Board will appoint the Committee members and a Chairman.

     .    The Board may fill vacancies on the Committee.

     . The Board may remove a Committee member from the membership of the Committee at any time with or without cause.

                         Committee Meetings and Action

     . A majority of the Committee members will be a quorum for the transaction of business.

     . The action of a majority of those present at a meeting at which a quorum is present will be the act of the Committee.

     . Any action required to be taken at a meeting of the Committee will be deemed the action of the committee if all of the Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

     . The Chairman will report from time to time to the Board on Committee actions and on the fulfillment of the Committee's duties under its charter.

     . The Chief Financial Officer will be the management liaison to the Committee.

     . The Committee Secretary will keep minutes of all Committee meetings, which will be distributed to all Board members.

     . The Committee will meet at least once each quarter and at such other times as may be requested by its Chairman.

     . The following management representatives should attend all meetings except executive and private sessions:

                    Chief Financial Officer
                    General Counsel
                    Controller
                    Internal Auditor

      Other management representatives shall attend as necessary.

     . The Committee Secretary and the Chief Financial Officer will prepare a preliminary agenda. The Chairman will make the final decision regarding the agenda.

     . The agenda and all materials to be reviewed at the meetings should be received by the Committee members as far in advance of the meeting day as practicable (which will normally be 6 days).

     . The Committee Secretary should coordinate all mailings to the Committee members, to the extent practicable.

                             Line of Communication

     . The Internal Auditor and the independent auditor will have a direct line of communication to the Committee and may by-pass management if deemed necessary.

     . The Committee will meet privately with the Internal Auditor and with the independent auditor at least once annually.

     . The General Counsel will report directly to the Committee with regard to legal compliance.

     . The Committee may contact any employee in the Company, and any employee may bring before the Committee matters involving questionable, illegal or improper practices or transactions.

     .    Disclosure:

          . The Committee will annually disclose in its [annual report on Form 10-KSB] the fact that this Charter has been adopted.

          . The Committee will annually disclose in its [annual report on Form 10-KSB] that the responsibilities outlined in the Charter have been fulfilled.

          . The Committee will disclose in its [annual report on Form 10-KSB] the current Charter at least every three years.

          . The Committee will disclose in its [annual report on Form 10-KSB] whether or not, in the last fiscal year:

               . management has reviewed the audited financial statements with the Committee including a discussion of the quality of the accounting principles as applied and significant judgments affecting the Company's financial statements;

               . the independent auditors have discussed with the Committee their judgments of the quality of those principles as applied and judgments referenced (above) under the circumstances; and the Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61, as amended by SAS 90.

               . the members of the Committee have discussed among themselves, without management or the independent auditors present, the information disclosed to the Committee described above; and

               . the Committee, in reliance on the review and discussions conducted with management and the independent auditors pursuant to this section, believes that the Company's financial statements are fairly presented in conformity with General Accepted Accounting Principles in all material respects.

                                   EXHIBIT B


                     2000 EMPLOYEE STOCK COMPENSATION PLAN
                             E.DIGITAL CORPORATION


1.  Purpose of the Plan.

This 2000 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of E.DIGITAL CORPORATION, a Delaware corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate person of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock.

2.  Definitions.

Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

a.  "Act" means the U.S. Securities Act of 1933, as amended.

b.  "Affiliated Corporation" means any Parent or Subsidiary of the Company.

c. "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

d. "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 4 of this Plan.

e.  "Code" means the Internal Revenue Code of 1986, as amended.

f. "Common Stock" or "Common Shares" means the common stock, $0.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

g. "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

h. "Employee" means any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed by the Company or an Affiliated Corporation; (ii) a person or company engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and
    (iii) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation; but specifically excluding persons who are directors or executive officers of the Company or any Affiliated Corporation.

i. "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

j. "Participant" means an Employee to whom an Award of Plan Shares has been made.

k. "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

l. "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

3.  Effective Date of the Plan

The effective date of this Plan is November 10, 2000. No Plan shares may be issued after November 9, 2003.

4.  Administration of the Plan

The Employee Stock Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee, the Board of Directors, will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation of services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service of performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

5.  Stock Subject to the Plan

The maximum number of Plan Shares, which may be awarded under this Plan, is 250,000 ("two hundred fifty thousand") shares.

6.  Person Eligible to Receive Awards

Awards may be granted only to Employees (as herein defined)

7.  Grants or Awards of Plan Shares

Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee. A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair market value thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

8.  Delivery of Stock Certificates

As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

9.  Assignability

An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

10.  Employment not Conferred

Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

11.  Laws and Regulations

The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

12.  Withholding of Taxes

If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee with the consent of the Committee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

13.  Reservation of Shares

The stock subject to this Plan shall at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in Section 5 of this Plan, and such number of Common Shares hereby is reserved for such purpose. The Committee may decrease the number of shares subject to this Plan, but only the Board of Directors may increase such number, except as consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

14.  Amendment and Termination of the Plan

The Committee may suspend or terminate this Plan at any time or from time to time but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee" to include executive officers or directors of the Company or any Affiliated Corporation.

15.  Delivery of Plan

A copy or synopsis (for which copy the prospectus will serve) or description of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

16.  Liability

No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

17.  Miscellaneous Provisions

The place of administration of this Plan shall be in the State of California (or subsequently, wherever the Company's principal executive officers are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Delaware. Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

18.  Reorganizations and Recapitalization of the Company

(a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

(b) Except as expressly provide above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2000 Employee Stock Compensation Plan of the Company.


Dated: November 10, 2000


E.DIGITAL CORPORAITON

By: ____________________
    Alfred H. Falk
    President and CEO

ATTEST:

By: ____________________
    Robert Putnam
    Secretary
                             e.Digital Corporation
          This Proxy is solicited on behalf of the Board of Directors
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 9, 2000

     The undersigned stockholder of e.Digital Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 22, 2000, and hereby appoints Alfred H. Falk and Robert Putnam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of e.Digital Corporation, to be held on November 9, 2000, at 2:00 p.m., local time, at the California Center for the Arts, Concert Hall, located at 340 N. Escondido Blvd. Escondido, California 92025, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.   ELECTION OF DIRECTORS: ___ FOR all nominees listed below ___ WITHHOLD AUTHORITY to vote
                                (except as indicated)             for all nominees listed below

     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the following list:

Alfred H. Falk, Robert Putnam, Walter "Skip" Matthews, Allen Cocumelli, Victor
G. Ramsauer and Robert Jecmen.

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 4,000,000 SHARES.

               ___ FOR             __ AGAINST               __ ABSTAIN


3.   PROPOSAL TO APPROVE THE COMPANY'S 2000 EMPLOYEE STOCK COMPENSATION PLAN.


               ___ FOR             __ AGAINST               __ ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2001:

               ___ FOR             __ AGAINST               __ ABSTAIN

     and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.


(Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 4,000,000 SHARES, FOR THE APPROVAL OF THE COMPANY'S 2000 EMPLOYEE STOCK COMPENSATION PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TELEPHONE NUMBER OF THE COMPANY IS (858) 679-1504 AND ITS FACSIMILE NUMBER IS (858) 486-3922.

                                            DATED:________________________, 2000


                                            ________________________________
                                                       Signature


                                            ________________________________
                                                       Signature


                                            (This Proxy should be marked, dated
                                            and signed by the stockholder(s)
                                            exactly as his or her name appears
                                            hereon, and returned promptly in the
                                            enclosed envelope. Persons signing
                                            in a fiduciary capacity should so
                                            indicate. If shares are held by
                                            joint tenants or as community
                                            property, both should sign).



                                            [_] I PLAN TO ATTEND THE MEETING


                             ---------------------

                               Attach label here

                             ---------------------


                  Even if you plan to join us at the meeting,

                                  Please. . .

   Sign, date, and return your proxy in the enclosed, postage paid envelope.

                                   Thank You